Exhibit 99.1

NEWS FROM SEI

For Immediate Release

Contact:	Larry Wexler, Corp Comm	Murray Louis, VP	Dana Grosser, Corp PR
Voice:	610.676.1440	610.676.1932	610.676.2459
E-mail	lwexler@seic.com	mlouis@seic.com	dgrosser@seic.com
Pages:	Nine

SEI Reports Fourth-Quarter Revenues of $268.4 million, Net Income of $9.6 million

Net income negatively affected by $64.3 million in SIV-related charges

OAKS, Pa., January 29, 2009 — SEI Investments Company (NASDAQ:SEIC) today announced financial results for fourth-quarter 2008, reporting decreases in revenues, net income and earnings per share compared to fourth-quarter 2007. Net income during the fourth-quarter 2008 was negatively affected by a $64.3 million pre-tax charge (approximately $.20 per share post-tax) for previously-disclosed structured investment vehicle-related issues involving SEI-sponsored money market funds. The total SIV-related loss recognized during 2008 is $158.2 million and the total cumulative loss recognized is $183.3 million.

Consolidated Overview (In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2008	2007	%	2008	2007	%
Revenues	$268,402	$353,409	(24)%	$1,247,919	$1,369,028	(9)%
Net Income Before Taxes	19,477	84,792	(77)%	224,974	409,540	(45)%
Net Income	9,649	53,632	(82)%	139,254	259,809	(46)%
Diluted Earnings Per Share	$.05	$.27	(81)%	$.71	$1.28	(45)%

“The severe downturn in the capital markets made the fourth-quarter a particularly challenging one and had a significant negative impact on both our quarterly and annual results,” said Alfred P. West, Jr., SEI Chairman and CEO.

“Furthermore, the current market and economic environment promises to make 2009 challenging as well. In light of this, our current focus is on maintaining a strong capital base and balance sheet. Fortunately, we continue to produce positive cash flow which permits us to stay the course in the implementation of our strategies.

“During these times, we will work hard to improve our business and its results and to focus on our clients’ well-being. We are firm in our belief that what we are doing will provide our clients with opportunities for success and position us to prosper as times get better.”

Summary of Fourth-Quarter and Year to Date Results by Business Segment

	For the Three Month Period Ended December 31,			For the Twelve Month Period Ended December 31,
(In thousands)	2008	2007	%	2008	2007	%
Private Banks:
Revenues	$97,962	$111,814	(12)%	$408,500	$413,922	(1)%
Expenses	75,582	89,255	(15)%	326,661	330,923	(1)%

Operating Profit	$22,380	$22,559	(1)%	$81,839	$82,999	(1)%
Operating Margin	23%	20%		20%	20%

Investment Advisors:
Revenues	41,951	66,564	(37)%	223,164	259,288	(14)%
Expenses	28,529	33,392	(15)%	122,231	124,942	(2)%

Operating Profit	13,422	33,172	(60)%	100,933	134,346	(25)%
Operating Margin	32%	50%		45%	52%

Institutional Investors:
Revenues	43,408	52,778	(18)%	198,154	199,593	(1)%
Expenses	22,873	32,031	(29)%	112,866	121,365	(7)%

Operating Profit	20,535	20,747	(1)%	85,288	78,228	9%
Operating Margin	47%	39%		43%	39%

Investment Managers:
Revenues	35,966	38,244	(6)%	147,968	143,375	3%
Expenses	23,536	26,752	(12)%	101,078	101,401	—

Operating Profit	12,430	11,492	8%	46,890	41,974	12%
Operating Margin	35%	30%		32%	29%

Investments in New Businesses:
Revenues	1,356	1,858	(27)%	6,865	7,205	(5)%
Expenses	2,973	5,073	(41)%	15,795	19,670	(20)%

Operating Loss	(1,617)	(3,215)	(50)%	(8,930)	(12,465)	(28)%
Operating Margin	n/a	n/a		n/a	n/a

LSV:
Revenues	47,759	82,151	(42)%	263,268	345,645	(24)%
Expenses (1)	30,833	51,515	(40)%	164,783	213,926	(23)%

Operating Profit	16,926	30,636	(45)%	98,485	131,719	(25)%
Operating Margin	35%	37%		37%	38%

Consolidated Segment Totals:
Revenues	$268,402	$353,409	(24)%	$1,247,919	$1,369,028	(9)%
Expenses	184,326	238,018	(23)%	843,414	912,227	(8)%

Operating Profit	$84,076	$115,391	(27)%	$404,505	$456,801	(11)%
Operating Margin	31%	33%		32%	33%

(1)	Includes $23,200 and $42,387 for the three-month period ended December 31, 2008 and 2007, respectively, and $135,251 and $181,591 for the twelve-month period ended December 31, 2008 and 2007, respectively, of minority interest to the other partners of LSV.

A reconciliation of the totals reported for the business segments to the applicable line items in the Consolidated Statements of Income for the three and twelve-month periods ended December 31, 2008 and 2007 is as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Total operating profit from business segments	$84,076	$115,391	$404,505	$456,801

Corporate overhead expenses	(8,079)	(11,586)	(38,955)	(42,045)
Minority interest reflected in segments	23,518	43,859	138,079	186,500
LSV Employee Group Expenses (1)	(1,820)	(1,821)	(7,280)	(7,281)

Income from operations	$97,695	$145,843	$496,349	$593,975

(1)	Includes $1,806 for the three-month period ending December 31, 2008 and 2007, and $7,222 for the twelve-month period ended December 31, 2008 and 2007 of amortization expense related to intangible assets owned by LSV Employee Group LLC. The amortization is offset through Minority interest since SEI does not have any ownership in LSV Employee Group LLC.

Fourth-Quarter Business Commentary:

•

Revenues were down across all segments due to the severe decline in the capital markets. The Institutional Investors and Investment Managers segments partially offset the negative capital market impact with new business growth.

•	Operating results were positively affected by reduced compensation costs in all segments except LSV. Other income represents a one-time benefit related to interest expense previously recorded.

•

The company’s percentage ownership in LSV remained at approximately 43 percent. In the fourth-quarter 2008, the company recognized $16.9 million as its portion of the earnings from LSV versus $30.6 million in the fourth-quarter 2007.

•	Assets under management declined by $27.5 billion during the fourth-quarter 2008 to $134.3 billion, primarily due to market depreciation.

•

The fourth-quarter 2008 results include a $61.6 million non-cash charge related to money market funds support agreements and a $2.7 million charge related to the decline in fair value for SIV securities purchased from an SEI-sponsored money market fund. SEI has recognized losses of $158.2 million during 2008 and cumulative losses of $183.3 million associated with SIV- related issues involving SEI-sponsored money market funds. Additional information about the capital support agreements, including the total principal amount as of December 31, 2008, is attached to this release and is also contained in SEI’s 2007 Form 10-K filed February 26, 2008 and SEI’s 2008 third-quarter Form 10-Q filed November 10, 2008, and SEI’s current report on Form 8-K filed December 2, 2008.

Fourth-Quarter Business Commentary: (continued)

•

In the fourth-quarter 2008, SEI’s effective tax rate was about 50 percent. The effective tax rate was affected by a higher than usual state tax rate of about 14 percent due to the uncertainty of the future use of the SIV losses for Pennsylvania state tax purposes because of net operating loss carryforward limitations.

•	In the fourth-quarter, SEI purchased 1,110,000 shares of its common stock for $16.6 million.

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM ET on January 29, 2009. Investors may listen to the call at www.seic.com (Investor Information section), or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 983434.

About SEI

SEI (NASDAQ:SEIC) is a leading global provider of outsourced asset management, investment processing and investment operations solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of December 31, 2008, through its subsidiaries and partnerships in which the company has a significant interest, SEI administers $380 billion in mutual fund and pooled assets and manages $134 billion in assets. SEI serves clients, conducts or is registered to conduct business and/or operations, from more than 20 offices in over a dozen countries. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,
	2008	2007
Asset management, admin. and distribution fees	$191,247	$278,086
Information processing and software servicing fees	56,003	62,170
Transaction–based and trade execution fees	21,152	13,153

Total revenues	268,402	353,409

Commissions and fees	41,296	46,666
Compensation, benefits and other personnel	61,517	88,857
Consulting, outsourcing and professional fees	24,208	27,443
Data processing and computer related	11,500	10,785
Facilities, supplies and other costs	19,920	22,546
Depreciation and amortization	12,266	11,269

Total expenses	170,707	207,566

Income from operations	97,695	145,843

Minority interest	(21,419)	(41,440)
Net loss on investments (1) (2)	(64,631)	(23,880)
Interest and dividend income	2,995	5,282
Interest expense	(740)	(1,013)
Other income	5,577	—

Income before taxes	19,477	84,792

Income taxes	9,828	31,160

Net income	$9,649	$53,632

Diluted earnings per common share	$.05	$.27

Shares used to calculate diluted earnings per common share	192,030	200,297

Basic earnings per common share	$.05	$.28

Shares used to calculate basic earnings per common share	190,858	194,321

(1)	Includes $61,559 and $25,122 for the three month period ended December 31, 2008 of a non-cash charge related to money market funds support agreements.
(2)	Includes $2,733 for the three month period ended December 31, 2008 of a loss related to the purchase of structured investment vehicles from a SEI-sponsored money market fund.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
	2008	2007
Asset management, admin. and distribution fees	$955,399	$1,091,424
Information processing and software servicing fees	229,807	230,301
Transaction–based and trade execution fees	62,713	47,303

Total revenues	1,247,919	1,369,028

Commissions and fees	171,972	176,523
Compensation, benefits and other personnel	309,870	350,150
Consulting, outsourcing and professional fees	103,789	94,642
Data processing and computer related	44,602	42,189
Facilities, supplies and other costs	74,378	74,413
Depreciation and amortization	46,959	37,136

Total expenses	751,570	775,053

Income from operations	496,349	593,975

Minority interest	(129,256)	(175,879)
Net loss on investments (1) (2)	(158,018)	(25,395)
Interest and dividend income	13,740	18,596
Interest expense	(3,418)	(4,709)
Other income	5,577	2,952

Income before taxes	224,974	409,540

Income taxes	85,720	149,731

Net income	$139,254	$259,809

Diluted earnings per common share	$.71	$1.28

Shares used to calculate diluted earnings per common share	195,233	202,231

Basic earnings per common share	$.73	$1.32

Shares used to calculate basic earnings per common share	192,057	196,120

(1)	Includes $148,861 for the twelve month period ended December 31, 2008 of a non-cash charge related to money market funds support agreements.
(2)	Includes $9,321 for the twelve month period ended December 31, 2008 of a loss related to the purchase of structured investment vehicles from a SEI-sponsored money market fund.

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	(Unaudited) December 31, 2008	December 31, 2007
Assets

Cash and short-term investments	$416,643	$360,921
Restricted cash	14,000	10,250
Receivables	208,209	275,109
Securities owned	—	16,777
Other current assets	100,819	31,877

Total current assets	739,671	694,934

Property and equipment, net	148,124	143,516
Marketable securities	86,693	77,169
Capitalized software, net	270,606	231,684
Goodwill	22,842	22,842
Intangible assets, net	52,518	60,177
Other assets, net	21,261	22,043

Total assets	$1,341,715	$1,252,365

Liabilities

Current liabilities (1)	$329,894	$230,367
Long-term debt	24,332	43,971
Deferred income taxes	104,548	73,600
Long term liabilities	4,067	11,895
Minority interest	112,870	136,149

Shareholders’ Equity	766,004	756,383

Total liabilities and shareholders’ equity	$1,341,715	$1,252,365

(1)	Includes $173,983 and $25,122 at December 31, 2008 and December 31, 2007, respectively, of an accrual related to money market funds support agreements.

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

(Unaudited)

	Dec. 31, 2007	Mar. 31, 2008	Jun. 30, 2008	Sep. 30, 2008	Dec. 31, 2008
Private Banks:
Equity/Fixed Income prgms.	$21,160	$18,904	$18,163	$14,436	$10,573
Collective Trust Fund prgm.	1,007	1,008	955	1,028	1,145
Liquidity funds	8,886	9,198	8,345	9,253	9,194

Total assets under mgmt.	$31,053	$29,110	$27,463	$24,717	$20,912

Client assets under admin.	14,235	13,897	13,242	12,301	10,622

Total assets	$45,288	$43,007	$40,705	$37,018	$31,534

Investment Advisors:
Equity/Fixed Income prgms.	$36,378	$32,736	$31,938	$27,817	$21,631
Collective Trust Fund prgm.	2,295	2,310	2,259	2,471	2,606
Liquidity funds	2,079	2,461	2,410	2,859	3,436

Total assets under mgmt.	$40,752	$37,507	$36,607	$33,147	$27,673

Institutional Investors:
Equity/Fixed Income prgms.	$44,833	$43,134	$43,608	$39,775	$34,966
Collective Trust Fund prgm.	897	924	947	1,001	942
Liquidity funds	3,629	4,077	3,950	3,930	4,582

Total assets under mgmt.	$49,359	$48,135	$48,505	$44,706	$40,490

Investment Managers:
Equity/Fixed Income prgms.	$24	$20	$19	$10	$8
Collective Trust Fund prgm.	6,651	6,571	6,572	6,453	5,974
Liquidity funds	325	571	438	699	869

Total assets under mgmt.	$7,000	$7,162	$7,029	$7,162	$6,851

Client assets under admin. (C)	215,124	225,005	228,722	256,553	234,628

Total assets	$222,124	$232,167	$235,751	$263,715	$241,479

Investments in New Businesses:
Equity/Fixed Income prgms.	$929	$869	$838	$704	$519
Liquidity funds	74	77	98	115	153

Total assets under mgmt.	$1,003	$946	$936	$819	$672

LSV Asset Management
Equity/Fixed Income prgms.	$67,599	$61,765	$57,692	$51,296	$37,714

Consolidated:
Equity/Fixed Income prgms (A)	$170,923	$157,428	$152,258	$134,038	$105,411
Collective Trust Fund prgm.	10,850	10,813	10,733	10,953	10,667
Liquidity funds	14,993	16,384	15,241	16,856	18,234

Total assets under mgmt.	$196,766	$184,625	$178,232	$161,847	$134,312

Client assets under admin. (B)	229,359	238,902	241,964	268,854	245,250

Total assets	$426,125	$423,527	$420,196	$430,701	$379,562

(A)	Equity/Fixed Income programs include $2,377 of assets invested in various asset allocation funds at December 31, 2008.
(B)	In addition to the numbers presented, SEI also administers an additional $7,424 in Funds of Funds assets (as of December 31, 2008) on which SEI does not earn an administration fee.
(C)	Client assets under administration in the Investment Managers segment include $78.6 billion of assets balances that require limited services and therefore are at fee levels below our normal service assets.

SEI Investments Company

Impact of Support Provided to Sponsored Money Market Funds

Fourth-Quarter 2008 and Cumulative as of December 31, 2008

(in thousands)

	Par Value of Securities	Support Amount	Required Collateral	Fourth Quarter 2008		Cumulative
				Gross Charge	After-Tax Charge	Gross Charge	After-Tax Charge
Securities currently held by funds:
Capital Support Agreement (1)	$257,737	$257,737	$158,080	$53,348	$31,898	$147,007	$90,997
Capital Support Agreement (2)	68,109	30,000	30,000	8,211	4,857	26,976	16,698

Total of securities currently held by funds	325,846	287,737	188,080	61,559	36,775	173,983	107,695

Securities purchased from funds:
Gryphon (formerly Cheyne)	15,034	—	—	2,733	1,613	9,321	5,770

Total of all Securities	$340,880	$287,737	$188,080	$64,292	$38,368	$183,304	$113,465

(1)	Pertains to the Amended and Restated Capital Support Agreement for the SEI Daily Income Trust Prime Obligation Fund
(2)	Pertains to the Amended and Restated Capital Support Agreement for the SEI Liquid Asset Trust Prime Obligation Fund